UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

NTN BUZZTIME, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-11460	31-1103425
Commission File Number	(IRS Employer Identification No.)

5966 La Place Court, Suite 100 Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On June 17, 2011, NTN Buzztime, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals:

1.	To elect five (5) directors to hold office until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.
To amend the Company’s Restated Certificate of Incorporation giving effect to a reverse stock split of the Company’s outstanding common stock at an exchange ratio of 1-for-100, followed immediately by a forward split of the Company’s common stock at an exchange ratio of 10-for-1.

The number of shares of common stock issued, outstanding and eligible to vote at the Annual Meeting as of the record date of April 21, 2011 was 60,875,090.  The election of directors and the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 received the requisite approval by the Company’s stockholders.  The proposal to amend the Company’s Restated Certificate of Incorporation giving effect to a reverse stock split of the Company’s outstanding common stock at an exchange ratio of 1-for-100, followed immediately by a forward split of the Company’s common stock at an exchange ratio of 10-for-1 did not receive the requisite approval by the Company’s stockholders.  The final results of the voting on each of the matters presented to the stockholders are as follows:

1.	Election of Directors:

Name	For	Withheld	Broker Non-Votes
Terry Bateman	27,079,677	3,479,501	19,886,636
Jeff Berg	30,228,164	331,014	19,886,636
Mary Beth Lewis	30,037,693	521,485	19,886,636
Michael Bush	30,265,043	294,135	19,886,636
Steve Mitgang	30,036,108	523,070	19,886,636

2.	Ratification of Mayer Hoffman McCann, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain
49,962,677	436,528	46,609

3.
To amend the Company’s Restated Certificate of Incorporation to give effect to a reverse stock split of the Company’s outstanding common stock at an exchange ratio of 1-for-100, followed immediately by a forward split of the Company’s common stock at an exchange ratio of 10-for-1:

For	Against	Abstain	Broker Non-Votes
25,580,399	4,923,508	55,271	19,886,636

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Dated: June 20, 2011	By:	/s/ Kendra Berger
Kendra Berger Chief Financial Officer

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